SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 29, 2002
--------------------------------------------------------------------------------


                        New World Restaurant Group, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                         0-27148                      13-3690261
--------------------------------------------------------------------------------
(State or Other                   (Commission                 (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


                             246 Industrial Way West
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (732) 544-0155
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, If Changed Since Last Report.)
--------------------------------------------------------------------------------

Item  4. Changes in Registrant's Certifying Accountant.

      On July 29, 2002, New World Restaurant Group, Inc., a Delaware corporation (the "Company"), dismissed Arthur Andersen LLP ("Andersen") as its independent auditors and engaged the accounting firm of Grant Thornton LLP as the Company's new independent auditors. The decision to change auditors was recommended by the Audit Committee of the Board of Directors and unanimously approved by the Board of Directors. The decision to engage Grant Thornton LLP followed the Company's evaluation of proposals from several accounting firms.

      During the two most recent fiscal years ended January 1, 2002 and December 21, 2000, and the subsequent interim period through July 29, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of such disagreement in its reports on the Company's consolidated financial statements for such years, and there occurred no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      The audit reports of Andersen on the Company's consolidated financial statements for the fiscal years ended January 1, 2002 and December 21, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      Pursuant to Item 304(a)(3) of Regulation S-K, the Company requested that Andersen furnish a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. A representative of Andersen advised the Company that Andersen is no longer in a position to provide letters relating to its termination as a former audit client's independent auditor, and that Andersen's inability to provide such letters has been discussed with the staff at the Securities and Exchange Commission.

      During the two most recent fiscal years ended January 1, 2002 and December 21, 2000, and the subsequent interim period through July 29, 2002, the Company did not consult Grant Thornton LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any of the matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NEW WORLD RESTAURANT GROUP, INC.


                                              BY: /s/ Anthony Wedo
                                                  -----------------------
                                                  Anthony Wedo
                                                  Chief Executive Officer


Date: July 29, 2002